Exhibit 23.1



                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-44337) pertaining to the Employee Stock Purchase Plan of Computer Telephone Corp. of our report dated May 15, 1996, with respect to the financial statements and schedule of Computer Telephone Corp. included in the Annual Report (Form 10-K) for the year ended March 31, 1996.







                                                             ERNST & YOUNG LLP




Boston, Massachusetts
June 24, 1996